PAUZE' SWANSON - 1/2 PAGE AD
PAUZE' U.S. GOVERNMENT TOTAL RETURN BOND FUND

                  DID YOUR PRE-NEED FUND EARN 14.25% IN 1995?
                               OUR CUSTOMERS' DID.

     Furthermore, we did it with government bonds. Pre-need funds invested in the Pauze' U.S. Government Total Return Bond Fund not only stayed ahead of inflation, but provided pre-need investors with a comfortable cushion.

     Give us a call to see how we can help grow your pre-need fund. For a prospectus containing more information, including charges and expenses, call 1-800-647-5436.

Logo/Sig:         Pauze' Swanson
                  Capital Management Co.
                  14340 Torrey Chase Blvd., Suite 170
                  Houston, TX  77014-1024
                  1-800-647-5436

Photo of Phil     Phil Pauze', President & Portfolio Manager
Pauze'            Financial Consultant - California Master Trust,
                  Pennsylvania  Funeral Trust, American Funeral
                  Trust Series (Florida, Texas,  Oklahoma, Iowa,
                  Ohio, Connecticut, Missouri).
                  Financial Consultant to individual funeral trusts nationwide.


     PLEASE NOTE THAT PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE. THE PAUZE' U.S. GOVERNMENT TOTAL RETURN BOND FUND AVERAGE ANNUAL TOTAL RETURN FOR THE ONE YEAR PERIOD ENDED 12/31/95 WAS 14.25% AND THE AVERAGE ANNUAL TOTAL RETURN SINCE INCEPTION (1/10/94) WAS 3.92%. LIKE ALL MUTUAL FUNDS, NEITHER THE FUND NOR ITS SHARES ARE GUARANTEED BY THE U.S. GOVERNMENT.